Exhibit 99.1

Banc of California Reports Second Quarter 2017 Earnings

SANTA ANA, Calif., (July 26, 2017) – Banc of California, Inc. (NYSE: BANC) today reported net income of $12.3 million, and net income available to common stockholders of $7.1 million, for the second quarter of 2017, resulting in diluted earnings per common share of $0.14 for the quarter. Net income from continuing operations for the quarter was $15.1 million, resulting in diluted earnings per common share from continuing operations of $0.20.

Highlights for the second quarter included:

•	Significantly re-positioned and de-risked the balance sheet during the quarter, through the reduction of brokered deposits by $576 million, the reclassification of all HTM securities to AFS, and the sales of securities including $294 million of longer duration agency MBS, $120 million of private label non-agency MBS, and $17 million of corporate bank debt.

•	Signed an agreement to sell the remaining seasoned SFR mortgage loan pools which is expected to close in the third quarter, and thus moved those loan balances, totaling $146 million, to held for sale during the second quarter.

•	Increased commercial loan balances by $53 million, or 1%, from the prior quarter, and by $497 million, or 14%, from a year ago. Commercial loans now represent 68% of total loans held for investment, up from 57% a year ago.

•	Held for investment loan balances decreased by $149 million, or 2%, during the quarter to $6.0 billion. The Company sold $156 million of loans from held for investment during the quarter and moved $146 million of seasoned SFR mortgage loans to held for sale, as noted above. Excluding these sales and transfers, held for investment loan balances increased by $153 million, or 3%, from the prior quarter.

•	Completed numerous expense initiatives during the second quarter which reduced quarterly, recurring, run-rate expenses to less than $60 million for the quarter, excluding the expense related to loss on investments in alternative energy partnerships.

•	Asset quality remained strong as nonperforming assets to total assets declined to just 0.12%.

•	Common equity tier 1 capital ratio improved from the prior quarter to 9.8%.

The Company’s consolidated assets totaled $10.4 billion at June 30, 2017, down 6% compared to the prior quarter and up 2% compared to the prior year.

“During the second quarter, we completed numerous actions designed to re-position and de-risk the balance sheet and to continue orienting the Company toward an increased focus on core, commercial banking activities,” said Doug Bowers, President and Chief Executive Officer of Banc of California. “These actions included both the select sales of securities and the reclassification of all held-to-maturity securities to available for sale. In addition, we reduced brokered deposits, and continued to focus on lowering the overall expense base and improving efficiencies across the organization. The second quarter did include non-recurring expense items related to severance, legal and professional fees, and termination costs associated with certain facilities and the company car program. All the while, a strong credit culture continues to endure, and coupled with improved governance both remain core parts of the foundation of Banc of California. We are in the early days of the transformation of what Banc of California aims to become, and there is certainly more work to do. I have been very pleased with the quality of our people across the Company. I believe we have a substantial opportunity in front of us to serve our clients well across our markets and to deliver value for our shareholders. What attracted me initially to Banc of California holds truer than ever as our brand, our markets, and our size, coupled with our strong credit culture provides us with every opportunity to build a thriving commercial bank.”

3 MacArthur Place • Santa Ana, CA 92707 • (949) 236-5250 • www.bancofcal.com

The Company will host a conference call to discuss its second quarter financial results at 7:00 a.m. Pacific Time (PT) on Wednesday, July 26, 2017. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 3749697. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates 34 offices in California. The Company was recently recognized by Forbes for the second straight year as one of the 100 Best Banks in America for 2017.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Abernathy MacGregor
Timothy Sedabres, (855) 361-2262	Ian Campbell / Joe Hixson / Kristin Cole, (213) 630-6550 idc@abmac.com / jrh@abmac.com / kec@abmac.com

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
ASSETS
Cash and cash equivalents	$511,190	$409,281	$439,510	$372,603	$271,732
Time deposits in financial institutions	1,000	1,000	1,000	1,500	1,500
Securities available-for-sale	2,915,103	2,434,541	2,381,488	1,941,588	1,302,785
Securities held-to-maturity	—	863,269	884,234	962,315	962,282
Loans held-for-sale	278,824	228,196	298,018	358,892	476,928
Loans and leases receivable	5,956,337	6,105,321	6,034,752	6,568,791	6,236,115
Allowance for loan and lease losses	(42,385)	(42,736)	(40,444)	(40,233)	(37,483)
Federal Home Loan Bank and other bank stock	63,438	63,238	67,842	69,190	81,115
Servicing rights, net	43,834	44,451	39,936	33,064	29,291
Other real estate owned, net	3,267	3,345	2,502	275	429
Premises and equipment, net	143,398	146,631	140,917	131,481	117,017
Investments in alternative energy partnerships, net	37,605	47,633	25,639	23,912	—
Goodwill	37,144	37,144	37,144	37,144	37,144
Other intangible assets, net	11,135	12,191	13,617	15,335	16,514
Deferred income tax, net	9,499	18,673	9,989	408	7,270
Income tax receivable	14,984	15,973	16,009	12,487	5,904
Bank owned life insurance investment	103,709	103,093	102,512	101,909	101,314
Other assets	113,534	128,036	92,694	79,386	75,115
Assets of discontinued operations	164,152	432,805	482,494	546,357	472,690

Total assets	$10,365,768	$11,052,085	$11,029,853	$11,216,404	$10,157,662

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	$1,138,095	$1,273,649	$1,282,629	$1,267,363	$1,093,686
Interest-bearing deposits	6,906,816	7,324,044	7,859,521	7,810,956	6,835,270

Total deposits	8,044,911	8,597,693	9,142,150	9,078,319	7,928,956
Advances from Federal Home Loan Bank	870,000	1,080,000	490,000	770,000	930,000
Securities sold under repurchase agreements	53,242	26,320	—	—	—
Other borrowings	—	67,981	67,922	49,903	—
Notes payable, net	172,790	174,090	175,378	176,579	177,743
Reserve for loss on repurchased loans	8,028	8,118	7,974	11,369	10,438
Income taxes payable	—	618	92	908	—
Accrued expenses and other liabilities	193,276	81,208	131,618	132,089	146,537
Liabilities of discontinued operations	17,229	30,309	34,480	25,813	24,104

Total liabilities	9,359,476	10,066,337	10,049,614	10,244,980	9,217,778
Commitments and contingent liabilities
Preferred stock	269,071	269,071	269,071	269,071	269,071
Common stock	540	537	537	536	510
Common stock, class B non-voting non-convertible	4	3	2	2	2
Additional paid-in capital	616,251	614,983	614,226	611,069	608,303
Retained earnings	140,331	139,926	134,515	112,751	88,385
Treasury stock	(28,786)	(29,070)	(29,070)	(29,070)	(29,070)
Accumulated other comprehensive income/(loss), net	8,881	(9,702)	(9,042)	7,065	2,683

Total stockholders’ equity	1,006,292	985,748	980,239	971,424	939,884

Total liabilities and stockholders’ equity	$10,365,768	$11,052,085	$11,029,853	$11,216,404	$10,157,662

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2017	2017	2016	2016	2016	2017	2016
Interest and dividend income
Loans, including fees	$69,661	$69,507	$71,613	$76,257	$70,032	$139,168	$133,998
Securities	24,996	27,239	24,153	19,934	19,393	52,235	35,440
Other interest-earning assets	1,783	2,096	3,965	1,931	1,504	3,879	2,553

Total interest and dividend income	96,440	98,842	99,731	98,122	90,929	195,282	171,991
Interest expense
Deposits	14,942	13,960	12,504	11,224	8,385	28,902	16,492
Federal Home Loan Bank advances	2,774	1,423	1,076	1,413	1,966	4,197	3,228
Securities sold under repurchase agreements	180	6	221	48	389	186	549
Notes payable and other interest-bearing liabilities	3,044	2,972	2,998	2,589	2,863	6,016	7,157

Total interest expense	20,940	18,361	16,799	15,274	13,603	39,301	27,426

Net interest income	75,500	80,481	82,932	82,848	77,326	155,981	144,565
Provision for loan and lease losses	2,503	2,583	589	2,592	1,769	5,086	2,090

Net interest income after provision for loan and lease losses	72,997	77,898	82,343	80,256	75,557	150,895	142,475
Noninterest income
Customer service fees	1,669	1,623	1,560	1,566	1,173	3,292	2,021
Loan servicing (loss) income	132	2,756	4,699	74	(1,935)	2,888	(4,140)
Net gain (loss) on sale of securities available for sale	1,099	3,356	(695)	487	12,824	4,455	29,613
Net gain on sale of loans	983	4,019	20,490	11,063	2,147	5,002	4,342
Loan brokerage income	34	1,027	1,331	1,298	721	1,061	1,622
Gain on sale of subsidiary and business unit	—	—	2,629	—	3,694	—	3,694
All other income	1,790	2,122	2,490	7,542	4,279	3,912	6,944

Total noninterest income	5,707	14,903	32,504	22,030	22,903	20,610	44,096
Noninterest expense
Salaries and employee benefits	33,348	32,443	42,800	37,133	32,745	65,791	66,214
Occupancy and equipment	9,776	10,668	10,012	10,036	9,057	20,444	17,998
Professional fees	11,794	15,073	11,562	6,482	6,426	26,867	12,329
Data processing	2,246	2,179	2,357	2,112	2,156	4,425	3,842
Loss on investments in alternative energy partnerships	9,761	8,682	13,850	17,660	—	18,443	—
Amortization of intangible assets	1,056	1,090	1,028	1,179	1,322	2,146	2,644
Restructuring expense	82	5,287	—	—	—	5,369	—
All other expenses	8,256	14,474	11,286	11,521	13,347	22,730	21,170

Total noninterest expense	76,319	89,896	92,895	86,123	65,053	166,215	124,197

Income from continuing operations before income taxes	2,385	2,905	21,952	16,163	33,407	5,290	62,374
Income tax (benefit) expense	(12,753)	(6,471)	(2,543)	(9,016)	13,647	(19,224)	25,308

Income from continuing operations	15,138	9,376	24,495	25,179	19,760	24,514	37,066

Income (loss) from discontinued operations before income taxes	(4,991)	13,348	14,965	18,574	11,390	8,357	15,378
Income tax (benefit) expense	(2,110)	5,523	6,196	7,816	4,622	3,413	6,229

Income (loss) from discontinued operations	(2,881)	7,825	8,769	10,758	6,768	4,944	9,149

Net income	12,257	17,201	33,264	35,937	26,528	29,458	46,215
Preferred stock dividends	5,113	5,113	5,113	5,112	5,114	10,226	9,689

Net income available to common stockholders	$7,144	$12,088	$28,151	$30,825	$21,414	$19,232	$36,526

Basic earnings per total common share
Income from continuing operations	$0.20	$0.08	$0.37	$0.38	$0.30	$0.27	$0.60
Income (loss) from discontinued operations	(0.06)	0.15	0.18	0.22	0.14	0.10	0.21

Net income	$0.14	$0.23	$0.55	$0.60	$0.44	$0.37	$0.81

Diluted earnings per total common share
Income from continuing operations	$0.20	$0.08	$0.36	$0.38	$0.29	$0.27	$0.59
Income (loss) from discontinued operations	(0.06)	0.15	0.18	0.21	0.14	0.10	0.20

Net income	$0.14	$0.23	$0.54	$0.59	$0.43	$0.37	$0.79

Weighted average number of shares outstanding
Basic	50,289,590	49,991,186	50,008,234	49,907,840	47,426,841	50,058,540	43,694,683
Diluted	50,942,324	50,754,145	50,702,110	50,996,469	48,554,434	50,736,098	44,614,049
Dividends declared per common share	$0.13	$0.13	$0.13	$0.12	$0.12	$0.26	$0.24

Banc of California, Inc.

Reconciliation of Consolidated Statements of Operations between Continuing and Discontinued Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2017			Six Months Ended June 30, 2017
	Continuing	Discontinued	Consolidated	Continuing	Discontinued	Consolidated
	Operations	Operations	Operations	Operations	Operations	Operations
Interest and dividend income	$96,440	$2,796	$99,236	$195,282	$6,062	$201,344
Interest expense	20,940	—	20,940	39,301	—	39,301

Net interest income	75,500	2,796	78,296	155,981	6,062	162,043
Provision for loan and lease losses	2,503	—	2,503	5,086	—	5,086

Net interest income after provision for loan and lease losses	72,997	2,796	75,793	150,895	6,062	156,957
Noninterest income
Customer service fees	1,669	—	1,669	3,292	—	3,292
Loan servicing (loss) income	132	—	132	2,888	1,551	4,439
Net gain (loss) on sale of securities available for sale	1,099	—	1,099	4,455	—	4,455
Net gain on sale of loans	983	—	983	5,002	—	5,002
Mortgage banking income	—	13,636	13,636	—	43,070	43,070
Loan brokerage income	34	68	102	1,061	158	1,219
Gain on disposal of discontinued operations	—	236	236	—	13,538	13,538
All other income	1,790	170	1,960	3,912	594	4,506

Total noninterest income	5,707	14,110	19,817	20,610	58,911	79,521
Noninterest expense
Salaries and employee benefits	33,348	13,593	46,941	65,791	37,968	103,759
Occupancy and equipment	9,776	1,038	10,814	20,444	3,395	23,839
Professional fees	11,794	2,090	13,884	26,867	2,192	29,059
Data processing	2,246	63	2,309	4,425	527	4,952
Loss on investments in alternative energy partnerships	9,761	—	9,761	18,443	—	18,443
Amortization of intangible assets	1,056	—	1,056	2,146	—	2,146
Restructuring expense	82	297	379	5,369	3,515	8,884
All other expenses	8,256	4,816	13,072	22,730	9,019	31,749

Total noninterest expense	76,319	21,897	98,216	166,215	56,616	222,831

Income (loss) before income taxes	2,385	(4,991)	(2,606)	5,290	8,357	13,647
Income tax (benefit) expense	(12,753)	(2,110)	(14,863)	(19,224)	3,413	(15,811)

Net income	$15,138	$(2,881)	$12,257	$24,514	$4,944	$29,458

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2017	2017	2016	2016	2016	2017	2016
Average balances of consolidated operations
Total assets	$10,697,003	$11,188,806	$11,568,849	$10,860,257	$10,061,237	$10,941,546	$9,447,206
Total gross loans and leases	6,639,666	6,785,013	7,209,241	7,245,472	6,663,340	6,711,938	6,329,388
Investment Securities	3,004,551	3,376,698	3,236,253	2,776,304	2,696,524	3,189,596	2,412,703
Total interest earning assets	10,161,566	10,661,834	11,075,367	10,432,247	9,619,937	10,410,318	8,982,052
Total interest-bearing deposits	6,981,991	7,724,061	7,825,036	7,164,061	5,696,893	7,350,976	5,514,463
Total borrowings	1,265,279	1,058,607	1,190,060	1,297,382	2,067,234	1,162,515	1,688,472
Total interest bearing liabilities	8,247,270	8,782,668	9,015,096	8,461,443	7,764,127	8,513,491	7,202,935
Total stockholders’ equity	1,014,267	1,001,784	995,908	968,684	898,164	1,008,060	830,544
Profitability and other ratios of consolidated operations
Return on average assets (1)	0.46%	0.62%	1.14%	1.32%	1.06%	0.54%	0.98%
Return on average equity (1)	4.85%	6.96%	13.29%	14.76%	11.88%	5.89%	11.19%
Return on average tangible common equity (2)	4.51%	7.76%	17.30%	19.51%	15.65%	6.11%	15.13%
Dividend payout ratio (3)	92.86%	56.52%	23.64%	20.00%	27.27%	70.27%	29.63%
Net interest spread	2.90%	3.03%	2.99%	3.18%	3.26%	2.97%	3.23%
Net interest margin (1)	3.09%	3.19%	3.13%	3.32%	3.39%	3.14%	3.39%
Noninterest income to total revenue (4)	20.20%	41.62%	47.79%	46.18%	44.74%	32.92%	43.70%
Noninterest income to average total assets (1)	0.74%	2.16%	2.74%	2.73%	2.62%	1.47%	2.50%
Noninterest expense to average total assets (1)	3.68%	4.52%	4.44%	4.55%	4.00%	4.11%	4.03%
Efficiency ratio (5)	100.10%	86.87%	77.51%	76.90%	68.24%	92.25%	70.32%
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships (2), (5)	80.51%	78.76%	66.87%	62.38%	68.24%	79.51%	70.32%
Average held for investment loans and leases to average deposits	73.54%	68.33%	69.11%	75.92%	82.88%	70.85%	81.36%
Average investment securities to average total assets	28.09%	30.18%	27.97%	25.56%	26.80%	29.15%	25.54%
Average stockholders’ equity to average total assets	9.48%	8.95%	8.61%	8.92%	8.93%	9.21%	8.79%

(1)	Ratios are presented on an annualized basis.
(2)	The ratios are determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP).

See Non-GAAP measures section for reconciliation of the calculation.

(3)	The ratio is calculated by dividing dividends declared per common share by basic earnings per share
(4)	Total revenue is equal to the sum of net interest income before provision for loan and lease losses and noninterest income.
(5)	The ratios are calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2017	2017	2016	2016	2016	2017	2016
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$42,736	$40,444	$40,233	$37,483	$35,845	$40,444	$35,533
Loans and leases charged off	(2,898)	(357)	(1,351)	(393)	(772)	(3,255)	(874)
Recoveries	44	66	973	551	641	110	734
Provision for loan and lease losses	2,503	2,583	589	2,592	1,769	5,086	2,090

Balance at end of period	$42,385	$42,736	$40,444	$40,233	$37,483	$42,385	$37,483

Annualized net loan charge-offs to average total loans and leases held-for-investment	0.19%	0.02%	0.02%	-0.01%	0.01%	0.10%	0.01%
Reserve for loss on repurchased loans
Balance at beginning of period	$8,118	$7,974	$11,369	$10,438	$9,781	7,974	$9,700
Provision for loan repurchases	270	517	(1,881)	1,241	851	787	1,230
Utilization of reserve for loan repurchases	(360)	(373)	(1,514)	(310)	(194)	(733)	(492)

Balance at end of period	$8,028	$8,118	$7,974	$11,369	$10,438	$8,028	$10,438

	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Asset quality information and ratios
Delinquent loans and leases held-for-investment
30 to 89 days delinquent, excluding purchased credit impaired (PCI) loans	$23,305	$22,596	$30,140	$39,054	$50,494
90+ days delinquent, excluding PCI loans	6,508	9,802	14,218	22,827	28,675

Total delinquent loans, excluding PCI loans	29,813	32,398	44,358	61,881	79,169

PCI loans, 30 to 89 days delinquent	343	16,410	15,078	39,113	48,255
PCI loans, 90+ days delinquent	807	4,943	2,577	6,145	8,952

Total delinquent PCI loans	1,150	21,353	17,655	45,258	57,207

Total delinquent loans	$30,963	$53,751	$62,013	$107,139	$136,376

Total delinquent non-PCI loans to total non-PCI loans	0.50%	0.54%	0.75%	1.04%	1.44%
Total delinquent loans and leases to total loans and leases	0.52%	0.88%	1.03%	1.63%	2.19%
Non-performing assets, excluding loans held-for-sale
Non-performing loans and leases, excluding PCI loans	$9,064	$16,222	$14,942	$35,223	$45,012
90+ days delinquent and still accruing loans and leases, excluding PCI loans	—	—	—	—	—
Other real estate owned	3,267	3,345	2,502	275	429

Non-performing assets	$12,331	$19,567	$17,444	$35,498	$45,441

ALLL to non-performing loans and leases	467.62%	263.44%	270.67%	114.22%	83.27%
Non-performing loans and leases to total loans and leases	0.15%	0.27%	0.25%	0.54%	0.72%
Non-performing assets to total assets	0.12%	0.18%	0.16%	0.32%	0.45%
Troubled debt restructurings (TDRs)
Performing TDRs	$4,579	$4,309	$4,827	$11,160	$14,450
Non-performing TDRs	1,125	1,144	—	520	2,864

Total TDRs	$5,704	$5,453	$4,827	$11,680	$17,314

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Loan and lease breakdown by ALLL evaluation type
Originated loans and leases
Individually evaluated for impairment	$10,844	$12,518	$10,168	$22,306	$25,661
Collectively evaluated for impairment	5,148,979	5,096,657	4,933,381	4,789,155	4,254,975
Acquired loans not impaired at acquisition
Individually evaluated for impairment	—	—	2,429	3,397	3,470
Collectively evaluated for impairment	792,213	834,983	924,993	958,135	1,022,696
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	—	877	755	6,581	9,717
Collectively evaluated for impairment	—	20,587	21,200	146,850	168,352
Acquired with deteriorated credit quality	4,301	139,699	141,826	642,367	751,244

Total loans	$5,956,337	$6,105,321	$6,034,752	$6,568,791	$6,236,115

ALLL breakdown
Originated loans and leases
Individually evaluated for impairment	$424	$130	$137	$137	$215
Collectively evaluated for impairment	40,666	41,091	38,394	37,858	34,575
Acquired loans not impaired at acquisition
Individually evaluated for impairment	—	—	—	—	—
Collectively evaluated for impairment	1,271	1,234	1,703	1,606	1,458
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	—	120	106	528	1,131
Collectively evaluated for impairment	—	—	—	—	—
Acquired with deteriorated credit quality	24	161	104	104	104

Total ALLL	$42,385	$42,736	$40,444	$40,233	$37,483

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$15,446	$16,275	$17,820	$18,400	$20,136
Seasoned SFR mortgage loan pools - non-impaired	—	1,219	1,280	9,789	11,304
Acquired with deteriorated credit quality	1,754	21,538	22,454	57,780	76,505

Total Discount	$17,200	$39,032	$41,554	$85,969	$107,945

Ratios
To originated loans and leases:
Individually evaluated for impairment	3.91%	1.04%	1.35%	0.61%	0.84%
Collectively evaluated for impairment	0.79%	0.81%	0.78%	0.79%	0.81%
Total ALLL	0.80%	0.81%	0.78%	0.79%	0.81%
To originated loans and leases and acquired loans not impaired at acquisition:
Individually evaluated for impairment	3.91%	1.04%	1.09%	0.53%	0.74%
Collectively evaluated for impairment	0.71%	0.71%	0.68%	0.69%	0.68%
Total ALLL	0.71%	0.71%	0.69%	0.69%	0.68%
To total loans and leases:
Individually evaluated for impairment	3.91%	1.87%	1.82%	2.06%	3.46%
Collectively evaluated for impairment	0.71%	0.71%	0.68%	0.67%	0.66%
Total ALLL	0.71%	0.70%	0.67%	0.61%	0.60%

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Composition of held for investment loans and leases
Commercial real estate	$716,771	$750,592	$729,959	$721,838	$725,107
Multi-family	1,545,888	1,449,715	1,365,262	1,199,207	1,147,597
Construction	156,246	142,164	125,100	99,086	86,852
Commercial and industrial	1,560,916	1,585,656	1,522,960	1,531,041	1,306,866
SBA	77,254	76,040	73,840	67,737	65,477
Lease financing	173	285	379	234,540	228,663

Total commercial loans	4,057,248	4,004,452	3,817,500	3,853,449	3,560,562

Single family residential mortgage	1,778,536	1,975,055	2,106,630	2,601,375	2,555,344
Other consumer	120,553	125,814	110,622	113,967	120,209

Total consumer loans	1,899,089	2,100,869	2,217,252	2,715,342	2,675,553

Total gross loans and leases	$5,956,337	$6,105,321	$6,034,752	$6,568,791	$6,236,115

Composition percentage of held for investment loans and leases
Commercial real estate	12.0%	12.3%	12.1%	11.0%	11.6%
Multi-family	26.0%	23.7%	22.6%	18.3%	18.4%
Construction	2.6%	2.3%	2.1%	1.5%	1.4%
Commercial and industrial	26.2%	26.1%	25.2%	23.3%	21.0%
SBA	1.3%	1.2%	1.2%	1.0%	1.0%
Lease financing	0.0%	0.0%	0.1%	3.6%	3.7%

Total commercial loans	68.1%	65.6%	63.3%	58.7%	57.1%

Single family residential mortgage	29.9%	32.3%	34.9%	39.6%	41.0%
Other consumer	2.0%	2.1%	1.8%	1.7%	1.9%

Total consumer loans	31.9%	34.4%	36.7%	41.3%	42.9%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,138,095	$1,273,649	$1,282,629	$1,267,363	$1,093,686
Interest-bearing checking	2,058,130	1,998,778	2,048,839	2,369,332	2,053,656
Money market	2,265,380	2,610,376	2,731,314	2,900,248	2,343,561
Savings	985,001	1,008,218	1,118,175	880,712	909,242
Certificates of deposit	1,598,305	1,706,672	1,961,193	1,660,664	1,528,811

Total deposits	$8,044,911	$8,597,693	$9,142,150	$9,078,319	$7,928,956

Composition percentage of deposits
Noninterest-bearing checking	14.1%	14.8%	14.0%	14.0%	13.8%
Interest-bearing checking	25.6%	23.2%	22.4%	26.1%	25.9%
Money market	28.2%	30.4%	29.9%	31.9%	29.5%
Savings	12.2%	11.7%	12.2%	9.7%	11.5%
Certificates of deposit	19.9%	19.9%	21.5%	18.3%	19.3%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	June 30, 2017			March 31, 2017			December 31, 2016
	Average		Yield	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held-for-sale of discontinued operations	$361,784	$2,796	3.10%	$388,194	$3,266	3.41%	$519,495	$4,126	3.16%
Other loans held-for-sale and SFR mortgage	2,046,409	20,086	3.94%	2,275,338	21,950	3.91%	2,236,354	21,451	3.82%
Seasoned SFR mortgage loan pools	151,759	2,121	5.61%	154,736	2,145	5.62%	570,006	6,281	4.38%
Commercial real estate, multi-family, and construction	2,394,487	25,821	4.33%	2,336,323	25,851	4.49%	2,146,067	23,405	4.34%
Commercial and industrial, SBA, and lease financing	1,565,583	20,233	5.18%	1,508,756	18,293	4.92%	1,628,177	19,228	4.70%
Other consumer	119,644	1,400	4.69%	121,666	1,268	4.23%	109,142	1,248	4.55%

Gross loans and leases	6,639,666	72,457	4.38%	6,785,013	72,773	4.35%	7,209,241	75,739	4.18%
Securities	3,004,551	24,996	3.34%	3,376,698	27,239	3.27%	3,236,253	24,153	2.97%
Other interest-earning assets	517,349	1,783	1.38%	500,123	2,096	1.70%	629,873	3,965	2.50%

Total interest-earning assets	10,161,566	99,236	3.92%	10,661,834	102,108	3.88%	11,075,367	103,857	3.73%
Allowance for loan and lease losses	(42,896)			(41,285)			(39,163)
BOLI and non-interest earning assets	578,333			568,257			532,645

Total assets	$10,697,003			$11,188,806			$11,568,849

Interest-bearing liabilities
Savings	$1,002,797	$2,262	0.90%	$1,042,031	$2,292	0.89%	$941,404	$1,917	0.81%
Interest-bearing checking	2,013,751	3,609	0.72%	2,008,828	3,414	0.69%	2,081,105	3,371	0.64%
Money market	2,359,173	5,482	0.93%	2,735,810	4,691	0.70%	2,830,271	3,909	0.55%
Certificates of deposit	1,606,270	3,589	0.90%	1,937,392	3,563	0.75%	1,972,256	3,307	0.67%

Total interest-bearing deposits	6,981,991	14,942	0.86%	7,724,061	13,960	0.73%	7,825,036	12,504	0.64%
FHLB advances	990,780	2,774	1.12%	812,444	1,423	0.71%	892,120	1,076	0.48%
Securities sold under repurchase agreements	34,298	180	2.11%	2,123	6	1.15%	59,761	221	1.47%
Long-term debt and other interest-bearing liabilities	240,201	3,044	5.08%	244,040	2,972	4.94%	238,179	2,998	5.01%

Total interest-bearing liabilities	8,247,270	20,940	1.02%	8,782,668	18,361	0.85%	9,015,096	16,799	0.74%
Noninterest-bearing deposits	1,261,338			1,181,279			1,286,642
Non-interest-bearing liabilities	174,128			223,075			271,203

Total liabilities	9,682,736			10,187,022			10,572,941
Total stockholders’ equity	1,014,267			1,001,784			995,908

Total liabilities and stockholders’ equity	$10,697,003			$11,188,806			$11,568,849

Net interest income/spread		$78,296	2.90%		$83,747	3.03%		$87,058	2.99%

Net interest margin			3.09%			3.19%			3.13%

Ratio of interest-earning assets to interest-bearing liabilities	123.21%			121.40%			122.85%

Total deposits	$8,243,329	$14,942	0.73%	$8,905,340	$13,960	0.64%	$9,111,678	$12,504	0.55%
Total funding (1)	$9,508,608	$20,940	0.88%	$9,963,947	$18,361	0.75%	$10,301,738	$16,799	0.65%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	September 30, 2016			June 30, 2016
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held-for-sale of discontinued operations	$479,133	$4,113	3.42%	$402,784	$3,711	3.71%
Other loans held-for-sale and SFR mortgage	2,139,746	20,252	3.77%	2,025,384	18,777	3.73%
Seasoned SFR mortgage loan pools	907,387	11,924	5.23%	878,068	12,404	5.68%
Commercial real estate, multi-family, and construction	2,033,718	23,097	4.52%	1,907,649	21,049	4.44%
Commercial and industrial, SBA, and lease financing	1,576,379	19,734	4.98%	1,343,961	16,642	4.98%
Other consumer	109,109	1,250	4.56%	105,494	1,160	4.42%

Gross loans and leases	7,245,472	80,370	4.41%	6,663,340	73,743	4.45%
Securities	2,776,304	19,934	2.86%	2,696,524	19,393	2.89%
Other interest-earning assets	410,471	1,931	1.87%	260,073	1,504	2.33%

Total interest-earning assets	10,432,247	102,235	3.90%	9,619,937	94,640	3.96%
Allowance for loan and lease losses	(38,258)			(37,637)
BOLI and non-interest earning assets	466,268			478,937

Total assets	$10,860,257			$10,061,237

Interest-bearing liabilities
Savings	$887,973	$1,704	0.76%	$866,051	$1,603	0.74%
Interest-bearing checking	2,300,128	3,972	0.69%	1,981,702	3,135	0.64%
Money market	2,427,356	3,226	0.53%	1,672,662	1,962	0.47%
Certificates of deposit	1,548,604	2,322	0.60%	1,176,478	1,685	0.58%

Total interest-bearing deposits	7,164,061	11,224	0.62%	5,696,893	8,385	0.59%
FHLB advances	1,104,663	1,413	0.51%	1,663,791	1,966	0.48%
Securities sold under repurchase agreements	12,539	48	1.52%	210,299	389	0.74%
Long-term debt and other interest-bearing liabilities	180,180	2,589	5.72%	193,144	2,863	5.96%

Total interest-bearing liabilities	8,461,443	15,274	0.72%	7,764,127	13,603	0.70%
Noninterest-bearing deposits	1,178,849			1,205,987
Non-interest-bearing liabilities	251,281			192,959

Total liabilities	9,891,573			9,163,073
Total stockholders’ equity	968,684			898,164

Total liabilities and stockholders’ equity	$10,860,257			$10,061,237

Net interest income/spread		$86,961	3.18%		$81,037	3.26%

Net interest margin			3.32%			3.39%

Ratio of interest-earning assets to interest-bearing liabilities	123.29%			123.90%

Total deposits	$8,342,910	$11,224	0.54%	$6,902,880	$8,385	0.49%
Total funding (1)	$9,640,292	$15,274	0.63%	$8,970,114	$13,603	0.61%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Six Months Ended
	June 30, 2017			June 30, 2016
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held-for-sale of discontinued operations	$374,916	$6,062	3.26%	$402,784	$6,889	3.44%
Other loans held-for-sale and SFR mortgage	2,160,241	42,038	3.92%	1,883,718	35,407	3.78%
Seasoned SFR mortgage loan pools	153,240	4,266	5.61%	877,105	25,114	5.76%
Commercial real estate, multi-family, and construction	2,365,566	51,670	4.40%	1,834,147	40,865	4.48%
Commercial and industrial, SBA, and lease financing	1,537,326	38,527	5.05%	1,224,966	30,307	4.98%
Other consumer	120,649	2,667	4.46%	106,668	2,305	4.35%

Gross loans and leases	6,711,938	145,230	4.36%	6,329,388	140,887	4.48%
Securities	3,189,596	52,235	3.30%	2,412,703	35,440	2.95%
Other interest-earning assets	508,784	3,879	1.54%	239,961	2,553	2.14%

Total interest-earning assets	10,410,318	201,344	3.90%	8,982,052	178,880	4.00%
Allowance for loan and lease losses	(42,095)			(36,606)
BOLI and non-interest earning assets	573,323			501,760

Total assets	$10,941,546			$9,447,206

Interest-bearing liabilities
Savings	$1,022,305	$4,555	0.90%	$850,508	$3,175	0.75%
Interest-bearing checking	2,011,303	7,023	0.70%	1,941,268	6,378	0.66%
Money market	2,546,452	10,173	0.81%	1,554,997	3,641	0.47%
Certificates of deposit	1,770,916	7,151	0.81%	1,167,690	3,298	0.57%

Total interest-bearing deposits	7,350,976	28,902	0.79%	5,514,463	16,492	0.60%
FHLB advances	902,105	4,197	0.94%	1,309,725	3,228	0.50%
Securities sold under repurchase agreements	18,300	186	2.05%	150,347	549	0.73%
Long-term debt and other interest-bearing liabilities	242,110	6,016	5.01%	228,400	7,157	6.30%

Total interest-bearing liabilities	8,513,491	39,301	0.93%	7,202,935	27,426	0.77%
Noninterest-bearing deposits	1,221,530			1,218,489
Non-interest-bearing liabilities	198,465			195,238

Total liabilities	9,933,486			8,616,662
Total stockholders’ equity	1,008,060			830,544

Total liabilities and stockholders’ equity	$10,941,546			$9,447,206

Net interest income/spread		$162,043	2.97%		$151,454	3.23%

Net interest margin			3.14%			3.39%

Ratio of interest-earning assets to interest-bearing liabilities	122.28%			124.70%

Total deposits	$8,572,506	$28,902	0.68%	$6,732,952	$16,492	0.49%
Total funding (1)	$9,735,021	$39,301	0.81%	$8,421,424	$27,426	0.65%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Capital Ratios

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	14.39%	13.72%	13.70%	12.79%	13.45%
Tier 1 risk-based capital ratio	13.72%	13.08%	13.22%	12.54%	13.14%
Common equity tier 1 capital ratio	9.83%	9.37%	9.44%	8.85%	9.16%
Tier 1 leverage ratio	8.93%	8.51%	8.17%	8.47%	8.87%
Banc of California, NA
Total risk-based capital ratio	16.13%	15.11%	14.73%	14.38%	14.96%
Tier 1 risk-based capital ratio	15.45%	14.48%	14.12%	13.83%	14.38%
Common equity tier 1 capital ratio	15.45%	14.48%	14.12%	13.83%	14.38%
Tier 1 leverage ratio	10.05%	9.43%	8.71%	9.31%	9.70%

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Non-GAAP performance measure:

Tangible equity to tangible assets, tangible common equity to tangible assets ratios, return on average tangible common equity, and adjusted efficiency ratio are supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP measures are used by management in the analysis of the Company’s capital strength and performance of businesses. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders’ equity when assessing the capital adequacy of a financial institution. Management believes the presentation of these financial measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital and financial strength of the Company. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables reconcile this non-GAAP performance measures to the GAAP performance measures for the periods indicated:

	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Tangible common equity to tangible assets ratio
Total assets	$10,365,768	$11,052,085	$11,029,853	$11,216,404	$10,157,662
Less goodwill	(37,144)	(37,144)	(39,244)	(39,244)	(39,244)
Less other intangible assets	(11,135)	(12,191)	(13,617)	(15,335)	(16,514)

Tangible assets	$10,317,489	$11,002,750	$10,976,992	$11,161,825	$10,101,904

Total stockholders’ equity	$1,006,292	$985,748	$980,239	$971,424	$939,884
Less goodwill	(37,144)	(37,144)	(39,244)	(39,244)	(39,244)
Less other intangible assets	(11,135)	(12,191)	(13,617)	(15,335)	(16,514)

Tangible equity	958,013	936,413	927,378	916,845	884,126
Less preferred stock	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)

Tangible common equity	$688,942	$667,342	$658,307	$647,774	$615,055

Total stockholders’ equity to total assets	9.71%	8.92%	8.89%	8.66%	9.25%
Tangible equity to tangible assets	9.29%	8.51%	8.45%	8.21%	8.75%
Tangible common equity to tangible assets	6.68%	6.07%	6.00%	5.80%	6.09%
Common stock outstanding	49,991,395	49,601,363	49,695,299	49,531,321	49,478,348
Class B non-voting non-convertible common stock outstanding	355,173	277,797	201,922	201,922	161,841

Total common stock outstanding	50,346,568	49,879,160	49,897,221	49,733,243	49,640,189

Minimum number of shares issuable under purchase contracts (1)	—	166,265	188,742	188,742	218,928

Total common stock outstanding and shares issuable under purchase contracts	50,346,568	50,045,425	50,085,963	49,921,985	49,859,117

(1) Purchase contracts relating to the tangible equity units

Tangible common equity per common stock	$13.68	$13.38	$13.19	$13.02	$12.39
Book value per common stock	$14.64	$14.37	$14.25	$14.12	$13.51

Tangible common equity per common stock and shares issuable under purchase contracts	$13.68	$13.33	$13.14	$12.98	$12.34
Book value per common stock and shares issuable under purchase contracts	$14.64	$14.32	$14.20	$14.07	$13.45

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2017	2017	2016	2016	2016	2017	2016
Return on tangible common equity
Average total stockholders’ equity	$1,014,267	$1,001,784	$995,908	$968,684	$898,164	$1,008,060	$830,544
Less average preferred stock	(269,071)	(269,071)	(269,071)	(269,071)	(269,073)	(269,071)	(265,016)
Less average goodwill	(37,144)	(39,221)	(39,244)	(39,244)	(39,244)	(38,177)	(39,244)
Less average other intangible assets	(11,808)	(13,190)	(14,704)	(16,039)	(17,299)	(12,495)	(17,950)

Average tangible common equity	$696,244	$680,302	$672,889	$644,330	$572,548	$688,317	$508,334

Net income	$12,257	$17,201	$33,264	$35,937	$26,528	$29,458	$46,215
Less preferred stock dividends	(5,113)	(5,113)	(5,113)	(5,112)	(5,114)	(10,226)	(9,689)
Add amortization of intangible assets	1,056	1,090	1,028	1,179	1,322	2,146	2,644
Add impairment on intangible assets	—	336	690	—	—	336	—
Less tax effect on amortization and impairment of intangible assets (1)	(370)	(499)	(601)	(413)	(463)	(869)	(925)

Net income available to common stockholders	$7,830	$13,015	$29,268	$31,591	$22,273	$20,845	$38,245

Return on average equity	4.85%	6.96%	13.29%	14.76%	11.88%	5.89%	11.19%
Return on average tangible common equity	4.51%	7.76%	17.30%	19.51%	15.65%	6.11%	15.13%

(1) Utilized a 35% effective tax rate

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2017	2017	2016	2016	2016	2017	2016
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships
Noninterest expense	$98,216	$124,615	$129,239	$124,262	$100,075	$222,831	$189,175
Loss on investments in alternative energy partnerships	(9,761)	(8,682)	(13,850)	(17,660)	—	(18,443)	—

Adjusted noninterest expense	$88,455	$115,933	$115,389	$106,602	$100,075	$204,388	$189,175

Net interest income	$78,296	$83,747	$87,058	$86,961	$81,037	$162,043	$151,454
Noninterest income	19,817	59,704	79,687	74,630	65,604	79,521	117,563

Total revenue	98,113	143,451	166,745	161,591	146,641	241,564	269,017
Tax credit from investments in alternative energy partnerships	15,681	8,829	14,048	19,357	—	24,510	—
Deferred tax expense on investments in alternative energy partnerships	(2,744)	(1,545)	(2,459)	(3,387)	—	(4,289)	—
Tax effect on tax credit and deferred tax expense	8,584	5,140	8,078	11,002	—	13,724	—
Loss on investments in alternative energy partnerships, net	(9,761)	(8,682)	(13,850)	(17,660)	—	(18,443)	—

Total pre-tax adjustments for investments in alternative energy partnerships	11,760	3,742	5,817	9,312	—	15,502	—

Adjusted total revenue	$109,873	$147,193	$172,562	$170,903	$146,641	$257,066	$269,017

Efficiency ratio	100.10%	86.87%	77.51%	76.90%	68.24%	92.25%	70.32%
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships	80.51%	78.76%	66.87%	62.38%	68.24%	79.51%	70.32%

Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense	39.89%	41.37%	41.10%	40.79%	—	40.43%	—